[Subject to Completion]


                      AGREEMENT AND PLAN OF REORGANIZATION






                        DATED AS OF [____________, 2002]

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
                                                                                                           --------
1.       Defined Terms; Sections and Exhibits; Miscellaneous Terms................................................2
         a.       Definitions.....................................................................................2
         b.       Use of Defined Terms............................................................................5
         c.       Sections and Exhibits...........................................................................5
         d.       Miscellaneous Terms.............................................................................5
2.       The Reorganization(s)....................................................................................6
         a.       Transfer of Assets..............................................................................6
         b.       Assumption of Liabilities.......................................................................6
         c.       Issuance and Valuation of Corresponding Shares in the Reorganization............................6
         d.       Distribution of Corresponding Shares to the Acquired Fund Shareholders..........................6
         e.       Interest; Proceeds..............................................................................6
         f.       Valuation Time..................................................................................7
         g.       Evidence of Transfer............................................................................7
         h.       Termination.....................................................................................7
         i.       Separate Agreements; Reorganizations Not Conditioned on One Another.............................7
3.       Representations and Warranties of the Acquired Fund......................................................7
         a.       Formation and Qualification.....................................................................7
         b.       Tax Status......................................................................................7
         c.       Authority.......................................................................................7
         d.       Financial Statements............................................................................8
         e.       Semi-Annual Report to Shareholders..............................................................8
         f.       Prospectuses and Statement of Additional Information............................................8
         g.       Litigation......................................................................................8
         h.       Material Contracts..............................................................................8
         i.       No Conflict.....................................................................................9
         j.       Undisclosed Liabilities.........................................................................9
         k.       Taxes...........................................................................................9
         l.       Assets..........................................................................................9
         m.       Consents........................................................................................9
         n.       N-14 Registration Statement.....................................................................9
         o.       Capitalization.................................................................................10
         p.       Books and Records..............................................................................10
4.       Representations and Warranties of the Acquiring Fund....................................................10
         a.       Formation and Qualification....................................................................10
         b.       Tax Status.....................................................................................10
         c.       Authority......................................................................................10
         d.       Financial Statements...........................................................................11
         e.       Semi-Annual Report to Shareholders.............................................................11
         f.       Prospectus and Statement of Additional Information.............................................11
         g.       Litigation.....................................................................................11
         h.       Material Contracts.............................................................................11
         i.       No Conflict....................................................................................11
         j.       Undisclosed Liabilities........................................................................12

         k.       Taxes..........................................................................................12
         l.       Consents.......................................................................................12
         m.       N-l4 Registration Statement....................................................................12
         n.       Capitalization.................................................................................12
         o.       Corresponding Shares...........................................................................13
5.       Covenants of the Acquired Fund and the Acquiring Fund...................................................13
         a.       Special Shareholders' Meeting..................................................................13
         b.       Unaudited Financial Statements.................................................................13
         c.       Share Ledger Records of the Acquiring Fund.....................................................14
         d.       Conduct of Business............................................................................14
         e.       Termination of the Acquired Fund...............................................................14
         f.       Filing of N-14 Registration Statement..........................................................14
         g.       Corresponding Shares...........................................................................14
         h.       Tax Returns....................................................................................14
         i.       Combined Proxy Statement and Prospectus Mailing................................................14
         j.       Confirmation of Tax Basis......................................................................15
         k.       Shareholder List...............................................................................15
6.       Closing Date............................................................................................15
7.       Conditions of the Acquired Fund.........................................................................15
         a.       Representations and Warranties.................................................................15
         b.       Performance....................................................................................15
         c.       Shareholder Approval...........................................................................15
         d.       Approval of Board of Directors.................................................................16
         e.       Deliveries by the Acquiring Fund...............................................................16
         f.       No Material Adverse Change.....................................................................17
         g.       Absence of Litigation..........................................................................17
         h.       Proceedings and Documents......................................................................17
         i.       N-14 Registration Statement; Acquiring Fund Post-Effective Amendment...........................17
         j.       Compliance with Laws; No Adverse Action or Decision............................................17
         k.       Commission Orders or Interpretations...........................................................17
8.       Conditions of the Acquiring Fund........................................................................18
         a.       Representations and Warranties.................................................................18
         b.       Performance....................................................................................18
         c.       Shareholder Approval...........................................................................18
         d.       Approval of Board of Directors.................................................................18
         e.       Deliveries by the Acquired Fund................................................................18
         f.       No Material Adverse Change.....................................................................18
         g.       Absence of Litigation..........................................................................19
         h.       Proceedings and Documents......................................................................19
         i.       N-l4 Registration Statement; Acquiring Fund Post-Effective Amendment...........................19
         j.       Compliance with Laws; No Adverse Action or Decision............................................19
         k.       Commission Orders or Interpretations...........................................................19
         l.       Dividends......................................................................................19
9.       Termination, Postponement and Waivers...................................................................20
         a.       Termination of Agreement.......................................................................20
         b.       Commission Order...............................................................................20

         c.       Effect of Termination..........................................................................20
         d.       Waivers; Non-Material Changes..................................................................21
10.      Survival of Representations and Warranties..............................................................21
11.      Other Matters...........................................................................................21
         a.       Further Assurances.............................................................................21
         b.       Notices........................................................................................21
         c.       Entire Agreement...............................................................................22
         d.       Amendment......................................................................................22
         e.       Governing Law..................................................................................22
         f.       Assignment.....................................................................................22
         g.       Costs of the Reorganization....................................................................22
         h.       Severability...................................................................................22
         i.       Headings.......................................................................................23
         j.       Counterparts...................................................................................23

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the ___ day of [_________], by SUNAMERICA STYLE SELECT SERIES, INC., a Maryland corporation (the "Corporation"), on behalf of and between each of the Large-Cap Growth Portfolio and Mid-Cap Growth Portfolio (each an "Acquired Fund" and collectively, the "Acquired Funds") and each of the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolio (each an "Acquiring Fund" and collectively, the "Acquiring Funds"), respectively, each a separate investment portfolio of the Corporation.

                             PLANS OF REORGANIZATION

         WHEREAS, this Agreement constitutes a separate agreement and plan of reorganization between each Acquired Fund and each Acquiring Fund as set forth below:

ACQUIRED FUND:                      ACQUIRING FUND:
-------------                       --------------
Large-Cap Growth Portfolio          Focused Large-Cap Growth Portfolio
Mid-Cap Growth Portfolio            Focused Multi-Cap Growth Portfolio

         WHEREAS, each Acquired Fund owns securities that are assets of the character in which the respective Acquiring Fund is permitted to invest;

         WHEREAS, each reorganization will consist of (i) the acquisition of an Acquired Fund's Assets (as defined herein), and assumption of that Acquired Fund's Assumed Liabilities (as defined herein), by the respective Acquiring Fund solely in exchange for an aggregate value of newly issued shares of common stock, $.0001 par value per share, of such Acquiring Fund (the "Shares"), equal to the net asset value of such Acquired Fund's Assets determined in accordance with Section 2(c) hereof, and (ii) the subsequent distribution by that Acquired Fund of the Shares to its shareholders in liquidation of the Acquired Fund, all upon and subject to the terms hereinafter set forth (each a "Reorganization" and collectively the "Reorganizations");

         WHEREAS, in the course of each Reorganization, Shares of an Acquiring Fund will be issued to an Acquired Fund and distributed to the shareholders thereof as follows: each holder, if any, of Class A, Class B and Class II shares of an Acquired Fund will be entitled to receive Class A, Class B and Class II Shares, respectively (the "Corresponding Shares"), of the respective Acquiring Fund on the Closing Date (as defined herein);

         WHEREAS, the aggregate net asset value of the Corresponding Shares to be received by each shareholder of an Acquired Fund will equal the aggregate net asset value of the respective Acquired Fund shares owned by such shareholder as of the Valuation Time (as defined herein);

         WHEREAS, it is intended that each Reorganization described herein shall be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision and the parties intend, by executing this

Agreement, to adopt a plan of reorganization for purposes of Section 368 of the Code and the regulations thereunder; and

         WHEREAS, the consummation of one Reorganization is not conditioned upon the consummation of any other Reorganization.

                                    AGREEMENT

         NOW, THEREFORE, in order to consummate each Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Acquired Fund and each Acquiring Fund hereby agree as follows:

1.       DEFINED TERMS; SECTIONS AND EXHIBITS; MISCELLANEOUS TERMS.

     a. DEFINITIONS. As used herein the following terms have the following respective meanings:

                  "ACQUIRED FUND" has the meaning ascribed thereto in the introduction hereof. For purposes of this Agreement, the term "Acquired Fund" shall refer to the Large-Cap Growth Portfolio in respect of the Large-Cap Growth Portfolios Reorganization, and the Mid-Cap Growth Portfolio in respect of the Mid-Cap Growth Portfolios Reorganization.

                  "ACQUIRING FUND" has the meaning ascribed thereto in the introduction hereof. For purposes of this Agreement, the term "Acquiring Fund" shall refer to the Focused Large-Cap Growth Portfolio in respect of the Large-Cap Growth Portfolios Reorganization, and the Focused Multi-Cap Growth Portfolio in respect of the Mid-Cap Growth Portfolios Reorganization.

                  "AGREEMENT"   has  the   meaning   ascribed   thereto  in  the
introduction hereof.

                  "ASSETS" has the meaning ascribed thereto in Section 2(a) hereof. For purposes of this Agreement, the term "Assets" shall refer to Assets of (i) the Large-Cap Growth Portfolio in the case of the Large-Cap Growth Portfolios Reorganization, and (ii) the Mid-Cap Growth Portfolio in the case of the Mid-Cap Growth Portfolios Reorganization.

                  "ASSUMED  LIABILITIES"  has the  meaning  ascribed  thereto in
Section 2(b) hereof. For purposes of this Agreement, the term "Assumed Liabilities" shall refer to the Assumed Liabilities of (i) the Large-Cap Growth Portfolio in the case of the Large-Cap Growth Portfolios Reorganization, and
(ii) the Mid-Cap Growth Portfolio in the case of the Mid-Cap Growth Portfolios Reorganization.

                  "CLOSING DATE" has the meaning ascribed thereto in Section 6 hereof.

                  "CODE" has the meaning ascribed thereto under the heading "Plans of Reorganization."

                  "COMMISSION"   shall   mean  the   Securities   and   Exchange
Commission.

                  "CORPORATION" shall mean SunAmerica Style Select Series, Inc.

                  "CORRESPONDING SHARES" has the meaning ascribed thereto under the heading "Plans of Reorganization." For purposes of this Agreement, the term "Corresponding Shares" shall refer to the Corresponding Shares of (i) the Focused Large-Cap Growth Portfolio in the case of the Large-Cap Growth Portfolios Reorganization, and (ii) the Focused Multi-Cap Growth Portfolio in the case of the Mid-Cap Growth Portfolios Reorganization.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FOCUSED   LARGE-CAP  GROWTH   PORTFOLIO"  means  the  Focused
Large-Cap Growth Portfolio series of the Corporation.

                  "FOCUSED   MULTI-CAP  GROWTH   PORTFOLIO"  means  the  Focused
Multi-Cap Growth Portfolio series of the Corporation.

                  "GOVERNMENTAL AUTHORITY" shall mean any governmental or quasi-governmental authority, including, without limitation, any Federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

                  "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended.

                  "INVESTMENTS" shall mean, with respect to any Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein, with such additions thereto and deletions therefrom as may have arisen in the course of such Person's business up to such date; and
(ii) all other assets owned by such Person or liabilities incurred as of such date.

                  "LARGE-CAP   GROWTH  PORTFOLIO"  means  the  Large-Cap  Growth
Portfolio series of the Corporation.

                  "LARGE-CAP GROWTH PORTFOLIOS REORGANIZATION" consists of (i) the acquisition of the Large-Cap Growth Portfolio's Assets, and assumption of the Large-Cap Growth Portfolio's Assumed Liabilities, by the Focused Large-Cap Growth Portfolio solely in exchange for an aggregate value of Corresponding Shares of the Focused Large-Cap Growth Portfolio, equal to the net asset value of the Large-Cap Growth Portfolio's Assets determined in accordance with Section 2(c) hereof, and (ii) the subsequent distribution by the Large-Cap Growth Portfolio of such Corresponding Shares to its shareholders in proportion to such shareholders' interest in the Large-Cap Growth Portfolio in liquidation of the Large-Cap Growth Portfolio.

                  "LIEN" shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

                   "MAJORITY SHAREHOLDER VOTE" shall mean [the lesser of (i) 67% of the shares present at a meeting at which more than 50% of the outstanding shares of the respective Acquired Fund are represented or (ii) more than 50% of the respective Acquired Fund's outstanding shares.]

                  "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby, other than, in each case, any change relating to the economy or securities markets in general.

                  "MID-CAP GROWTH PORTFOLIO" means the Mid-Cap Growth Portfolio series of the Corporation.

                  "MID-CAP GROWTH PORTFOLIOS REORGANIZATION" consists of (i) the acquisition of the Mid-Cap Growth Portfolio's Assets, and assumption of the Mid-Cap Growth Portfolio's Assumed Liabilities, by the Focused Multi-Cap Growth Portfolio solely in exchange for an aggregate value of Corresponding Shares of the Focused Multi-Cap Growth Portfolio, equal to the net asset value of the Mid-Cap Growth Portfolio's Assets determined in accordance with Section 2(c) hereof, and (ii) the subsequent distribution by the Mid-Cap Growth Portfolio of such Corresponding Shares to its shareholders in proportion to such shareholders' interest in the Mid-Cap Growth Portfolio in liquidation of the Mid-Cap Growth Portfolio.

                  "N-14 REGISTRATION STATEMENT" has the meaning ascribed thereto in Section 3(n) hereof.

                  "PERMITTED LIENS" shall mean, with respect to any Person, any Lien arising by reason of (i) taxes, assessments, governmental charges or claims that are either not yet delinquent, or being contested in good faith for which adequate reserves have been recorded, (ii) the Federal or state securities laws, and (iii) imperfections of title or encumbrances as do not materially detract from the value or use of the Assets or materially affect title thereto.

                  "PERSON" shall mean any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "REORGANIZATION" has the meaning ascribed thereto under the heading "Plans of Reorganization". For purposes of this Agreement, the term "Reorganization" shall refer to the Large-Cap Growth Portfolios Reorganization or the Mid-Cap Growth Portfolios Reorganization, as the context requires.

                  "RICs"  has the  meaning  ascribed  thereto  in  Section  3(b)
hereof.
                                       4

                  "RULE 17A-8(a)" shall mean Rule 17a-8(a) under the Investment Company Act.

                  "S&S"  shall  mean   Shearman  &  Sterling,   counsel  to  the
Corporation.

                  "SECTION 17 ORDER" shall mean an order obtained from the Commission pursuant to Section 17(b) of the Investment Company Act to exempt consummation of a Reorganization from the prohibitions of Section 17(a) of such Act.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SHARES" has the meaning ascribed thereto under the heading "Plans of Reorganization."

                  "SUNAMERICA   STYLE   SELECT   SERIES,    INC.   ARTICLES  OF
INCORPORATION" shall mean the Articles of Incorporation of SunAmerica Style Select Series, Inc., dated as of July 3, 1996 as amended or supplemented from time to time.

                  "SUNAMERICA STYLE SELECT SERIES, INC. FOCUSED PORTFOLIOS PROSPECTUS" shall mean the prospectus relating to the Acquiring Funds, dated [July 2, 2002,] as amended or supplemented.

                  "SUNAMERICA STYLE SELECT SERIES, INC. PROSPECTUS" shall mean the prospectus relating to the Acquired Funds, dated January 30, 2002, as amended or supplemented.

                  "SUNAMERICA STYLE SELECT SERIES, INC. STATEMENT OF ADDITIONAL INFORMATION" Shall mean the statement of additional information relating to the Corporation, dated [July 2, 2002,] as amended or supplemented.

                  "VALUATION TIME" has the meaning ascribed thereto in Section 2(f) hereof.

     b. USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

     c. SECTIONS AND EXHIBITS. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

     d. MISCELLANEOUS TERMS. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2.       THE REORGANIZATION(S).

     a. TRANSFER OF ASSETS. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, on the Closing Date, the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund shall purchase, acquire and accept from the Acquired Fund, free and clear of all Liens (other than Permitted Liens), all of the property and assets (including cash, securities, commodities, interests in futures and dividends, any deferred or prepaid expenses and interest accrued on debt instruments, in each case as of the Valuation Time) owned by the Acquired Fund (as to each Acquired Fund, such assets are collectively referred to herein as the "Assets").

     b. ASSUMPTION OF LIABILITIES. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, on the Closing Date, the Acquiring Fund will assume and agree to pay, perform and discharge when due all of the obligations and liabilities of the Acquired Fund then existing, whether absolute, accrued, contingent or otherwise (as to each Acquired Fund, such liabilities are collectively referred to herein as the "Assumed Liabilities").

     c. ISSUANCE AND VALUATION OF CORRESPONDING SHARES IN THE REORGANIZATION. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the net asset value of the Assets (after deducting the Assumed Liabilities) acquired by the Acquiring Fund hereunder, determined as hereinafter provided, shall be issued by the Acquiring Fund to the Acquired Fund in exchange for such Assets. The net asset value of each of the Acquired Fund's Assets and the Acquiring Fund's Corresponding Shares shall be determined in accordance with the procedures described in the SunAmerica Style Select Series, Inc. Prospectus and the SunAmerica Style Select Series, Inc. Statement of Additional Information as of the Valuation Time. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund.

     d. DISTRIBUTION OF CORRESPONDING SHARES TO THE ACQUIRED FUND SHAREHOLDERS. Pursuant to this Agreement, as soon as practicable after the Valuation Time, the Acquired Fund will distribute all Corresponding Shares received by it from the Acquiring Fund in connection with the Reorganization to its shareholders in proportion to such shareholders' interest in the Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

     e. INTEREST; PROCEEDS. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or proceeds it receives on or after the Closing Date with respect to its Assets.

     f. VALUATION TIME.

            i. The Valuation Time shall be the close of the New York Stock Exchange (generally 4:00 P.M., New York time) on [_________, 2002], or such earlier or later date and time as may be mutually agreed upon in writing between the parties hereto (the "Valuation Time").

            ii. In the event that at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time shall be postponed until the close of the New York Stock Exchange on the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     g. EVIDENCE OF TRANSFER. The Acquiring Fund and the Acquired Fund will jointly or severally, as necessary, file any instrument as may be required by the State of Maryland to effect the transfer of the Assets to the Acquiring Fund.

     h. TERMINATION. The Acquired Fund's existence as a separate investment portfolio of the Corporation will be terminated as soon as practicable following the consummation of the applicable Reorganization by making any required filings with the State of Maryland, as provided in Section 5(e) hereof.

     i. SEPARATE AGREEMENTS; REORGANIZATIONS NOT CONDITIONED ON ONE ANOTHER. Each of the respective parties hereto hereby agrees that this Agreement shall constitute a separate agreement and plan of reorganization as to each of (i) the Large-Cap Growth Portfolios Reorganization, and (ii) the Mid-Cap Growth Portfolios Reorganization. The parties further agree that the consummation of one Reorganization shall not be conditioned on the consummation of any other Reorganization.

3.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND.

         The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     a. FORMATION AND QUALIFICATION. The Acquired Fund is a separate investment portfolio of the Corporation.

     b. TAX STATUS. The Acquired Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of the Acquired Fund.

     c. AUTHORITY. The Corporation, on behalf of the Acquired Fund, has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Acquired Fund and no other proceedings on the part of the Corporation or the Acquired Fund are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, except for the approval of the Acquired Fund shareholders as provided in Section 7(c) hereof. This Agreement has been duly and validly executed by the Corporation, on behalf of the Acquired Fund, and, subject to receipt of the requisite shareholder approval, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, this Agreement constitutes a legal, valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d. FINANCIAL STATEMENTS. The Acquiring Fund has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquired Fund, each dated as of October 31, 2001, said financial statements having been audited by PricewaterhouseCoopers LLP, independent public accountants. Such audited financial statements fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

      e. SEMI-ANNUAL REPORT TO SHAREHOLDERS. The Acquiring Fund has been furnished with the Acquired Fund's Semi-Annual Report to Shareholders for the six month period ended April 30, 2002, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION. The Acquiring Fund has been furnished with the SunAmerica Style Select Series, Inc. Prospectus and the SunAmerica Style Select Series, Inc. Statement of Additional Information, and insofar as they relate to the Acquired Fund, said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. LITIGATION. There are no claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund. The Acquired Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund.

     h. MATERIAL CONTRACTS. There are no material contracts outstanding to which the Corporation, on behalf of the Acquired Fund, is a party that have not been disclosed in the N-14 Registration Statement, the SunAmerica Style Select Series, Inc. Prospectus or the SunAmerica Style Select Series, Inc. Statement of Additional Information.

     i. NO CONFLICT. The execution and delivery of this Agreement by the Corporation, on behalf of the Acquired Fund, and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) SunAmerica Style Select Series, Inc. Articles of Incorporation or by-laws, each as amended, supplemented and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which the Corporation, on behalf of the Acquired Fund, is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon the Acquired Fund or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquired Fund.

     j. UNDISCLOSED LIABILITIES. The Acquired Fund has no material liabilities, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business since [April 30, 2002], and those incurred in connection with the Reorganization.

     k. TAXES. The Acquired Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     l. ASSETS. The Acquired Fund has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens. The Acquired Fund is the direct sole and exclusive owner of the Assets. At the Closing Date, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens.

     m. CONSENTS. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by the Acquired Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) a Majority Shareholder Vote, and
(iii) if necessary, receipt of a Section 17 Order.

     n. N-14 REGISTRATION STATEMENT. The registration statement filed, or to be filed, by the Corporation on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund with respect to the transactions contemplated hereby, and any supplement or amendment thereto or to the documents therein (as amended and supplemented, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Closing Date, insofar as it relates to the Acquired Fund (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      o. CAPITALIZATION. Under SunAmerica Style Select Series, Inc. Articles of Incorporation, the Corporation is authorized to issue 2,000,000,000 shares of common stock, par value $0.0001 per share, of which 100,000,000 shares have been designated as the Large-Cap Growth Portfolio and of which 100,000,000 shares have been designated as the Mid-Cap Growth Portfolio. The shares designated as the Large-Cap Growth Portfolio have been divided into four classes designated Class A, Class B, Class II and Class Z. The shares designated as the Mid-Cap Growth Portfolio have been divided into three classes designated Class A, Class B and Class II. All issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of the Acquired Fund to automatically convert to Class A shares of the Acquired Fund approximately eight years after the purchase thereof, or (ii) in connection with any automatic dividend reinvestment plan available to the Acquired Fund shareholders, there are no options warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquired Fund to issue any of its shares or securities convertible into its shares.

     p. BOOKS AND RECORDS. The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

4.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

         The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     a. FORMATION AND QUALIFICATION. The Acquiring Fund is a separate investment portfolio of the Corporation.

     b. TAX STATUS. The Acquiring Fund has elected and qualified for the special tax treatment afforded to RICs under Sections 851-855 of the Code at all times since its inception (if applicable) and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

     c. AUTHORITY. The Corporation, on behalf of the Acquiring Fund, has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Corporation or the Acquiring Fund and no other proceedings on the part of the Acquiring Fund are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed by the Corporation, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement constitutes a legal, valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d.  FINANCIAL  STATEMENTS.  The Acquired  Fund has been  furnished  with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquiring Fund, as of October 31, 2001, said financial statements having been audited by PricewaterhouseCoopers LLP, independent public accountants. Such audited financial statements fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. SEMI-ANNUAL REPORT TO SHAREHOLDERS. The Acquired Fund has been furnished with the Acquiring Fund's Semi-Annual Report to Shareholders for the six months ended April 30, 2002, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. The Acquired Fund has been furnished with the SunAmerica Style Select Series, Inc. Focused Portfolios Prospectus and the SunAmerica Style Select Series, Inc. Statement of Additional Information, and insofar as they relate to the Acquiring Fund, said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. LITIGATION. There are no claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund. The Acquiring Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund.

     h. MATERIAL CONTRACTS. There are no material contracts outstanding to which the Corporation, on behalf of the Acquiring Fund, is a party that have not been disclosed in the N-14 Registration Statement, the SunAmerica Style Select Series, Inc. Focused Portfolios Prospectus, or the SunAmerica Style Select Series, Inc. Statement of Additional Information.

     i. NO CONFLICT. The execution and delivery of this Agreement by the Corporation on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) the SunAmerica Style Select Series, Inc. Articles of Incorporation or by-laws, each as amended, supplemented and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which the Corporation, on behalf of the Acquiring Fund, is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon the Acquiring Fund or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquiring Fund.

     j. UNDISCLOSED LIABILITIES. The Acquiring Fund has no material liabilities, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since [April 30, 2002] and those incurred in connection with the Reorganization.

     k. TAXES. The Acquiring Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing, and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     l. CONSENTS. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by the Acquiring Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), and (ii) if necessary, receipt of a
Section 17 Order.

     m. N-14 REGISTRATION STATEMENT. The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Closing Date, insofar as it relates to the Acquiring Fund
(i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and
(ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      n. CAPITALIZATION. Under SunAmerica Style Select Series, Inc. Articles of Incorporation, the Corporation is authorized to issue 2,000,000,000 shares of common stock, par value $0.0001 per share, of which 100,000,000 shares have been designated as the Focused Large-Cap Growth Portfolio and of which 100,000,000 shares have been designated as the Focused Multi-Cap Growth Portfolio and have each been divided into four classes, designated Class A, Class B, Class II and Class Z. All issued and outstanding shares of the Acquiring Fund, if any, are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of the Acquiring Fund to automatically convert to Class A shares of the Acquiring Fund approximately eight years after the purchase thereof or (ii) in connection with any automatic dividend reinvestment plan available to the Acquiring Fund shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquiring Fund to issue any of its shares or securities convertible into its shares.

     o. CORRESPONDING SHARES.

            i. The Corresponding Shares to be issued by the Acquiring Fund and subsequently distributed by the Acquired Fund to its shareholders as provided in this Agreement have been, or will be, as applicable, duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

            ii. At or prior to the Closing Date, the Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquiring Fund presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the Reorganization to be consummated.



5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     a. SPECIAL SHAREHOLDERS' MEETING. The Acquired Fund agrees to call a special meeting of its shareholders to be held as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement and to take all other reasonable action necessary to obtain shareholder approval of the transactions contemplated herein.

     b. UNAUDITED FINANCIAL STATEMENTS.

            i. The Acquired Fund hereby agrees to furnish or cause its agents to furnish to the Acquiring Fund, at or prior to the Closing Date, for the purpose of determining the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquired Fund with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of the Acquired Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

            ii. The Acquiring Fund hereby agrees to furnish or cause its agents to furnish to the Acquired Fund, at or prior to the Closing Date, for the purpose of determining the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquiring Fund with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of the Acquiring Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquiring Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     c. SHARE LEDGER RECORDS OF THE ACQUIRING FUND. The Acquiring Fund agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of the Acquired Fund in connection with the distribution of Corresponding Shares by the Acquired Fund to such shareholders in accordance with Section 2(d) hereof.

     d. CONDUCT OF BUSINESS. The Acquired Fund and the Acquiring Fund each covenants and agrees to operate its respective business in the ordinary course as presently conducted between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     e. TERMINATION OF THE ACQUIRED FUND. The Corporation agrees that as soon as practicable following the consummation of the Reorganization, it will terminate the existence of the Acquired Fund in accordance with the laws of the State of Maryland and any other applicable law and the Acquired Fund will not conduct any business except in connection with its termination.

     f. FILING OF N-14 REGISTRATION STATEMENT. The Corporation, on behalf of the Acquiring Fund, will file or cause its agents to file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof. The Acquired Fund and the Acquiring Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

     g. CORRESPONDING SHARES. The Acquired Fund will not sell or otherwise dispose of any of the Corresponding Shares to be received by it from the Acquiring Fund in connection with the Reorganization, except in distribution to the shareholders of the Acquired Fund in accordance with the terms hereof.

     h. TAX RETURNS. The Acquired Fund and the Acquiring Fund each agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, the Acquiring Fund and the Acquired Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

     i. COMBINED PROXY STATEMENT AND PROSPECTUS MAILING. The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects (except as to information therein relating to the Acquiring Fund) with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.

     j. CONFIRMATION OF TAX BASIS. The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to the Acquiring Fund hereunder.

     k. SHAREHOLDER LIST. As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of shares of the Acquired Fund owned by each such shareholder as of such date, certified to the best of its knowledge and belief by the transfer agent or by the Corporation on behalf of the Acquired Fund.

6. CLOSING DATE.

     The closing of the transactions contemplated by this Agreement shall be at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 after the close of the New York Stock Exchange on [____________, 2002], or at such other place, time and date agreed to by the Acquired Fund and the Acquiring Fund. The date and time upon which such closing is to take place shall be referred to herein as the "Closing Date." To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund's custody account with State Street Bank and Trust Company at the earliest practicable date thereafter.

7. CONDITIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund hereunder shall be subject to the satisfaction, at or before the Closing Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquired Fund only and, other than with respect to the condition set forth in Section 7(c) hereof, may be waived, in whole or in part, by the Acquired Fund at any time in its sole discretion.

     a. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Acquiring Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Closing Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. PERFORMANCE. The Acquiring Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing Date.

     c. SHAREHOLDER APPROVAL. This Agreement shall have been adopted, and the Reorganization shall have been approved, by a Majority Shareholder Vote.

     d. APPROVAL OF BOARD OF DIRECTORS. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of the Corporation, on behalf of the Acquiring Fund, including a majority of the Directors who are not "interested persons" of the Corporation as defined in
Section 2(a)(19) of the Investment Company Act, which shall have found, as required by Rule 17a-8(a), that (i) participation in the Reorganization is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

     e. DELIVERIES BY THE ACQUIRING FUND. At or prior to the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the following:

            i. a certificate, in form and substance reasonably satisfactory to the Acquired Fund, executed by the President (or a Vice President) of the Corporation on behalf of the Acquiring Fund, dated as of the Closing Date, certifying that the conditions specified in Sections 7(a), (b), (d) and (f) have been fulfilled;

            ii. the unaudited financial statements of the Acquiring Fund required by Section 5(b)(ii) hereof; and

            iii. an opinion of S&S, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that, for Federal income tax purposes, (i) the transfer of the Assets to the Acquiring Fund in return solely for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in the Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and assuming that such transfer, issuance and assumption qualifies as a reorganization within the meaning of Section 368(a) of the Code, the Acquired Fund and the Acquiring Fund will each be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized to the Acquired Fund as a result of the Asset transfer solely in return for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or on the distribution (whether actual or constructive) of the Corresponding Shares to the Acquired Fund shareholders as provided for in the Agreement; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Acquiring Fund on the receipt of the Assets in return for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in the Agreement; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Acquired Fund on the receipt (whether actual or constructive) of Corresponding Shares in return for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Assets in the hands of the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received (whether actually or constructively) by the shareholders of the Acquired Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of the Acquired Fund surrendered in return therefor; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares will be determined by including the period for which such shareholder held the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Acquiring Fund's holding period with respect to the Assets acquired by it will include the period for which such Assets were held by the Acquired Fund; (ix) in accordance with Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, subject to applicable limitations, such as earnings and profits, capital loss carryovers and method of accounting; and (x) the taxable year of the Acquired Fund will end on the effective date of the Reorganization.

     f. NO MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in the financial position of the Acquiring Fund since [April 30, 2002] other than, if applicable, changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes in connection with the payment of the Acquiring Fund's customary operating expenses, each in the ordinary course of business.

     g.  ABSENCE  OF   LITIGATION.   There  shall  not  be  pending  before  any
Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. PROCEEDINGS AND DOCUMENTS. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to the Acquired Fund and its counsel, and the Acquired Fund and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Acquired Fund or its counsel may reasonably request.

     i. N-14 REGISTRATION STATEMENT; ACQUIRING FUND POST-EFFECTIVE AMENDMENT. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquired Fund, contemplated by the Commission.

     j. COMPLIANCE WITH LAWS; NO ADVERSE ACTION OR DECISION. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquiring Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     k. COMMISSION ORDERS OR INTERPRETATIONS. The Acquired Fund shall have received from the Commission such orders or interpretations, including a Section 17 Order, as counsel to the Acquired Fund deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

8.       CONDITIONS OF THE ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder shall be subject to the satisfaction, at or before the Closing Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquiring Fund only and, other than with respect to the condition set forth in Section 8(c) hereof, may be waived, in whole or in part, by the Acquiring Fund at any time in its sole discretion.

     a. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Acquired Fund in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Closing Date with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. PERFORMANCE. The Acquired Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing Date.

     c. SHAREHOLDER APPROVAL. This Agreement shall have been adopted, and the Reorganization shall have been approved, by a Majority Shareholder Vote.

     d. APPROVAL OF BOARD OF DIRECTORS. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of the Corporation, on behalf of the Acquired Fund, including a majority of the Directors who are not "interested persons" of the Corporation within the meaning of Section 2(a)(19) of the Investment Company Act, which shall have found, as required by Rule 17a-8(a), that (i) participation in the Reorganization is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

     e. DELIVERIES BY THE ACQUIRED FUND. At or prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund the following:

            i. a certificate, in form and substance reasonably satisfactory to the Acquiring Fund, executed by the President (or a Vice President) of the Corporation on behalf of the Acquired Fund, dated as of the Closing Date, certifying that the conditions specified in Sections 8(a), (b), (c), (d) and (f) have been fulfilled;

            ii. the unaudited financial statements of the Acquired Fund required by Section 5(b)(i) hereof; and

            iii.   an  opinion  of  S&S,  in  form  and   substance   reasonably
satisfactory  to the Acquiring  Fund,  with respect to the matters  specified in
Section 7(e)(iii) hereof.

     f. NO MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in the financial position of the Acquired Fund since [APRIL 30, 2002] other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes in connection with the payment of the Acquired Fund's customary operating expenses, each in the ordinary course of business. The Acquired Fund reserves the right to sell any of its portfolio securities in the ordinary course of business, but will not, without the prior written consent of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     g.  ABSENCE  OF   LITIGATION.   There  shall  not  be  pending  before  any
Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. PROCEEDINGS AND DOCUMENTS. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to the Acquiring Fund and its counsel, and the Acquiring Fund and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Acquiring Fund or its counsel may reasonably request.

     i. N-14 REGISTRATION STATEMENT; ACQUIRING FUND POST-EFFECTIVE AMENDMENT. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund or the Acquiring Fund, contemplated by the Commission.

     j. COMPLIANCE WITH LAWS; NO ADVERSE ACTION OR DECISION. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquired Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     k. COMMISSION ORDERS OR INTERPRETATIONS. The Acquiring Fund shall have received from the Commission such orders or interpretations, including a Section 17 Order, as counsel to the Acquiring Fund, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; PROVIDED that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

     l. DIVIDENDS. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income as of the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized as of the Closing Date.

9. TERMINATION, POSTPONEMENT AND WAIVERS.

     a. TERMINATION OF AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10 hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed, by notice in writing prior to the Closing Date:

     i. by the Acquired Fund or the Acquiring Fund if:

     (1) the majority of the Board of Directors of the Corporation so determines; or

     (2) any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied;

     ii. by the Acquired Fund if any condition of the Acquired Fund's obligations set forth in Section 7 of this Agreement has not been fulfilled or waived by it; or

     iii. by the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by it.

     b. COMMISSION ORDER. If any order or orders of the Commission with respect to this Agreement, the Reorganization or any of the transactions contemplated hereby or thereby shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Directors of the Corporation to be acceptable to both the Acquired Fund and the Acquiring Fund, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

     c. EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either the Acquired Fund or the Acquiring Fund or the Corporation, or Persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     d. WAIVERS; NON-MATERIAL CHANGES. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the party that is entitled to the benefit thereof if such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of such party on behalf of which such action is taken. In addition, each party has delegated to its investment adviser the ability to make non-material changes to this Agreement if such investment adviser deems it to be in the best interests of the Acquired Fund or Acquiring Fund for which it serves as investment adviser to do so.

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Acquired Fund nor the Acquiring Fund nor any of their officers, trustees, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, director or agent of the Acquired Fund or the Acquiring Fund, or of the Corporation against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

11.      OTHER MATTERS.

     a. FURTHER ASSURANCES. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

     b. NOTICES. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to the Acquired Fund or the Acquiring Fund, as applicable, at the address set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto upon receipt and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

To the Acquired Fund or the Acquiring Fund,   c/o SunAmerica Style Select Series, Inc.
as applicable:                                733 Third Avenue, Third Floor
                                              New York, NY 10017
                                              Attention:  Robert M. Zakem, Esq.

With a copy to:                               Shearman & Sterling
                                              599 Lexington Avenue
                                              New York, New York  10022
                                              Attention:  Margery K. Neale, Esq.



     c. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

     d. AMENDMENT. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance; provided that, following the meeting of shareholders of the Acquired Fund pursuant to Section 5(a) hereof, no such amendment may have the effect of changing the provisions for determining the number of Corresponding Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     e. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

     F. ASSIGNMENT. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     g. COSTS OF THE REORGANIZATION. The costs of the Reorganization shall be borne equally by SunAmerica Asset Management Corp. and each respective Acquired Fund, regardless of whether the Reorganization is consummated.

     h. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     i. HEADINGS. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

     j. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ATTEST:                                    SUNAMERICA STYLE SELECT SERIES, INC. ON BEHALF OF
                                           LARGE-CAP GROWTH PORTFOLIO
                                           MID-CAP GROWTH PORTFOLIO



By:                                         By:
   --------------------------------------      ----------------------------------------------
      Name:                                      Name:
      Title:                                      Title:



ATTEST:                                    SUNAMERICA STYLE SELECT SERIES, INC. ON BEHALF OF
                                           FOCUSED LARGE-CAP GROWTH PORTFOLIO
                                           FOCUSED MULTI-CAP GROWTH PORTFOLIO



By:                                         By:
   --------------------------------------      ----------------------------------------------
      Name:                                      Name:
      Title:                                      Title: